Exhibit 10.3

Execution Version

SEVENTH AMENDMENT

TO

CREDIT AGREEMENT

AMONG

REX ENERGY CORPORATION,

as Borrower,

the Guarantors,

KEYBANK NATIONAL ASSOCIATION,

as Administrative Agent,

ROYAL BANK OF CANADA,

as Syndication Agent,

KEYBANK NATIONAL ASSOCIATION

AND

ROYAL BANK OF CANADA,

as Joint Arrangers,

and

The Lenders Signatory Hereto

Dated as of October 3, 2011

SEVENTH AMENDMENT TO CREDIT AGREEMENT

This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”) dated as of October 3, 2011 is among REX ENERGY CORPORATION, a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 28, 2007, as amended by that certain First Amendment dated as of April 14, 2008, as amended by that certain Second Amendment dated as of December 23, 2008, as amended by that certain Third Amendment dated as of April 20, 2009, as amended by that certain Fourth Amendment dated December 18, 2009, as amended by that certain Fifth Amendment dated as of August 30, 2010, and as amended by that certain Sixth Amendment dated effective as of August 2, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Guarantors are parties to that certain Guaranty and Collateral Agreement dated as of September 28, 2007 made by each of the other Grantors (as defined therein) in favor of the Administrative Agent (as heretofore amended, modified or supplemented, the “Guaranty”).

C. The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Seventh Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Seventh Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Section 1.02. Section 1.02 is hereby amended by adding the following definition in the appropriate alphabetical order:

“RW Gathering” means RW Gathering, LLC, a Delaware limited liability company.

2.2 Amendment to Section 9.05(r). Section 9.05(r) is hereby amended and restated in its entirety to read as follows:

“(r) Investment by R.E. Gas in Keystone and RW Gathering in an aggregate amount not to exceed $45,000,000 in cash and $4,500,000 in Property.”

Section 3. Conditions Precedent. This Seventh Amendment shall become effective on the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Seventh Amendment Effective Date”):

3.1 Seventh Amendment. The Administrative Agent shall have received multiple counterparts as requested of this Seventh Amendment from the Borrower, each other Obligor and the Majority Lenders.

3.2 Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Seventh Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the fees of Vinson & Elkins LLP).

3.3 No Default. After giving effect to the terms of this Seventh Amendment, no Default or Event of Default shall be continuing as of the Seventh Amendment Effective Date.

Section 4. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this Seventh Amendment, after giving effect to the terms of this Seventh Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects as though made on and as of the Seventh Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Seventh Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 5. Miscellaneous.

5.1 Confirmation. The provisions of the Credit Agreement (as amended by this Seventh Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Seventh Amendment.

5.2 Ratification and Affirmation of the Obligors. Each Obligor hereby expressly (a) acknowledges the terms of this Seventh Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party, and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby; and (c) agrees that from and after the Seventh Amendment Effective Date each reference to the Credit Agreement in the Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Seventh Amendment.

5.3 Counterparts. This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Seventh Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Seventh Amendment.

5.4 No Oral Agreement. THIS WRITTEN SEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5 Governing Law. THIS SEVENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.6 Release of Lenders. IN CONSIDERATION OF THIS SEVENTH AMENDMENT AND, SUBJECT TO THE CONDITIONS STATED HEREIN, THE BORROWER AND EACH OTHER OBLIGOR HEREBY RELEASES, ACQUITS, FOREVER DISCHARGES, AND COVENANTS NOT TO SUE, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, ALONG WITH ALL OF THEIR BENEFICIARIES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS AND REPRESENTATIVES, AS WELL AS THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, PREDECESSORS IN INTEREST, SUCCESSORS AND ASSIGNS (EACH INDIVIDUALLY, A “RELEASED PARTY” AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, DEMANDS, DEBTS, LIABILITIES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS EVIDENCED BY THE LOAN DOCUMENTS AND ACTIONS, CAUSES OF ACTION OR CLAIMS FOR RELIEF OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED BY BORROWER OR ANY OBLIGOR, WHICH BORROWER, ANY OBLIGOR, OR ANY SUBSIDIARY MAY HAVE OR WHICH MAY HEREAFTER ACCRUE RELATED TO ANY ACTIONS OR FACTS OCCURRING PRIOR TO THE SEVENTH AMENDMENT EFFECTIVE DATE AGAINST ANY RELEASED PARTY, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING ON OR PRIOR TO THE SEVENTH AMENDMENT EFFECTIVE DATE, WHICH RELATE TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTE, ANY SECURITY INSTRUMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS EVIDENCED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY DISBURSEMENTS UNDER THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTES, THE NEGOTIATION OF ANY OF THE CREDIT AGREEMENT, THE SWAP AGREEMENTS, THE NOTES, OR THE OTHER LOAN DOCUMENTS, THE TERMS THEREOF, OR THE APPROVAL, ADMINISTRATION, ENFORCEMENT OR SERVICING THEREOF.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed effective as of the Seventh Amendment Effective Date.

BORROWER:	REX ENERGY CORPORATION

By:
Thomas C. Stabley
Chief Financial Officer

GUARANTORS:	R.E. GAS DEVELOPMENT, LLC

By:
Thomas C. Stabley
Vice President

REX ENERGY I, LLC
REX ENERGY OPERATING CORP.
PENNTEX RESOURCES ILLINOIS, INC.
REX ENERGY IV, LLC

By:
Thomas C. Stabley
Vice President

Seventh Amendment

Signature Page

ADMINISTRATIVE AGENT:	KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent and Lender

By:
	Name:	David Morris
	Title:	Vice President

Seventh Amendment

Signature Page

LENDERS:	ROYAL BANK OF CANADA

By:
Name:
Title:

Seventh Amendment

Signature Page

M&T BANK

By:
Name:
Title:

Seventh Amendment

Signature Page

CAPITAL ONE, N.A.

By:
Name:
Title:

Seventh Amendment

Signature Page

BANK OF MONTREAL

By:
Name:
Title:

Seventh Amendment

Signature Page

UNION BANK, N.A.

By:
Name:
Title:

Seventh Amendment

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Seventh Amendment

Signature Page

SUNTRUST BANK

By:
Name:
Title:

Seventh Amendment

Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

Seventh Amendment

Signature Page